Debt Obligations	12 Months Ended
Dec. 31, 2013
Debt Obligations
Debt Obligations

12. Debt Obligations

        Our debt obligations are summarized in the table below. See Note 21 for a discussion of certain subsequent events that affect our debt obligations.

	December 31,
	2013	2012
	(in thousands)
Senior notes due 2021	$200,000	$—
Senior secured term notes due 2017, net	—	122,729
$75.0 million unsecured revolving credit facility	—	—
$10.0 million secured revolving credit facility	—	—

Total debt obligations	$200,000	$122,729

        Senior Notes.    During August 2013, the Company completed the issuance of its 6.875% Senior Notes due 2021 (the "2021 Notes") in the aggregate principal amount of $200.0 million. The 2021 Notes were offered and sold in a private transaction either to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or to persons outside the U.S. under Regulation S of the Securities Act. One of the Company's largest shareholders and one of its affiliates collectively purchased $10.0 million of the 2021 Notes when they were originally issued by us and those entities continue to hold such notes as of February 27, 2014. The net proceeds from the offering of the 2021 Notes (the "Notes Offering") were $195.5 million after deducting fees and expenses payable by us. The Company used $127.0 million of the net proceeds from the Notes Offering to voluntarily prepay the entire outstanding principal amount of its Senior Secured Term Notes due 2017 (the "2017 Notes"), of which $125.0 million in aggregate principal amount was outstanding, at a price equal to 101% of the principal amount, plus accrued and unpaid interest. We intend to use the remainder of the net proceeds from the Notes Offering for general corporate purposes, including the acquisition and development of land and home construction.

        The 2021 Notes are senior unsecured obligations of the Company that are fully and unconditionally guaranteed on a joint and severable and senior unsecured basis by certain of the Company's existing and future Restricted Subsidiaries (as defined in the underlying indenture), excluding the Company's immaterial subsidiaries and mortgage subsidiaries (collectively, the "Guarantors"). The 2021 Notes were issued pursuant to an indenture (the "Indenture"), dated as of August 7, 2013, by and among the Company, the Guarantors named therein and Wilmington Trust, National Association, as trustee. The Indenture contains covenants, that limit, among other things, the Company's ability and the ability of its Restricted Subsidiaries to: (i) incur additional indebtedness; (ii) declare or pay dividends, redeem stock or make other distributions to holders of capital stock; (iii) make investments; (iv) create liens; (v) place restrictions on the ability of subsidiaries to pay dividends or make other payments to the Company; (vi) merge or consolidate, or sell, transfer, lease or dispose of substantially all of its assets; (vii) sell assets; and (viii) enter into transactions with affiliates. These covenants are subject to a number of important qualifications described in the Indenture.

        The 2021 Notes bear interest at the rate of 6.875% per annum, payable semi-annually in arrears on February 15 and August 15 of each year. The 2021 Notes mature on August 15, 2021 at which time the entire $200.0 million of principal is due and payable. At any time on or after August 15, 2016, the 2021 Notes are redeemable at the Company's option, in whole or in part, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest. Prior to August 15, 2016, the Company may redeem the 2021 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus the Applicable Premium (as defined in the Indenture) and accrued and unpaid interest. Moreover, prior to August 15, 2016, the Company may also redeem up to 35% of the aggregate principal amount of the 2021 Notes with the proceeds from certain equity offerings at a redemption price of 106.875% of the principal amount of the notes being redeemed, plus accrued and unpaid interest.

        Upon the occurrence of any Change of Control (as defined in the Indenture), each holder of the 2021 Notes will have the right to require that the Company repurchase such holder's notes at a purchase price equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest. Additionally, if the Company or one of its Restricted Subsidiaries sells certain assets, the Company generally must either: (i) invest any excess net cash proceeds from such sales in its business within a certain period of time; (ii) prepay senior secured debt or certain other debt; or (iii) prepay other senior debt and offer to purchase the 2021 Notes on a pro rata basis. The purchase price of the 2021 Notes in any such offer will be 100% of their principal amount, plus accrued and unpaid interest.

        In connection with the issuance of the 2021 Notes, the Company, the Guarantors and the initial purchasers of the 2021 Notes entered into an Exchange and Registration Rights Agreement (the "Registration Rights Agreement"), dated August 7, 2013. The Registration Rights Agreement requires the Company to: (a) file an exchange offer registration statement within 270 days (May 4, 2014) after the closing of the Notes Offering with respect to an offer to exchange the unregistered 2021 Notes for new notes of the Company registered under the Securities Act having terms substantially identical, in all material respects, to those of the 2021 Notes (except for provisions relating to transfer restrictions and payments of additional interest); (b) use its commercially reasonable efforts to cause the registration statement to become effective within 330 days (July 3, 2014) after the closing of the Notes Offering; (c) as soon as reasonably practicable after the effectiveness of the exchange offer registration statement, offer the exchange notes for surrender of the 2021 Notes; and (d) keep the registered exchange offer open for not less than 30 days (or longer if required by applicable law) after the date notice of the registered exchange offer is sent to holders of the 2021 Notes. The Registration Rights Agreement provides that, in the event that the Company cannot effect the exchange offer within the time periods described above and in certain other circumstances as described in the Registration Rights Agreement, the Company will file a "shelf registration statement" that would allow some or all of the 2021 Notes to be offered to the public in the U.S. If the Company does not comply with the foregoing obligations under the Registration Rights Agreement, the Company will be required to pay special interest to the holders of the 2021 Notes.

        Term Loans.    During June 2012, the Company issued the 2017 Notes (with a scheduled maturity in May 2017) in the aggregate principal amount of $125.0 million to its two largest shareholders or certain of their affiliates. All or a portion of the outstanding principal balance, along with a pre-determined prepayment premium, could be prepaid at any time prior to maturity. As noted above, the 2017 Notes were prepaid by the Company in their entirety during August 2013 at 101% of the principal amount, plus accrued and unpaid interest. The interest rate on the 2017 Notes was LIBOR plus 8.0%, subject to a 2.0% LIBOR floor, and was payable monthly. The 2017 Notes were issued at 98.0% of their stated face amount, resulting in $122.5 million in net proceeds. The combined net proceeds from the issuance of the 2017 Notes and an equity offering that we completed during June 2012 (Note 16) were used to prepay the entire outstanding principal of our $150.0 million Senior Subordinated Secured Term Loan (the "Subordinated Term Loan") with a then outstanding principal balance of $162.4 million, including capitalized interest. The original debt discount on the 2017 Notes of $2.5 million and the related debt issuance costs of $2.5 million were being amortized as a component of interest expense over the term of the 2017 Notes using the effective interest method. As of December 31, 2012, the 2017 Notes were recorded net of an unamortized debt discount of $2.3 million. In connection with the voluntary prepayment of the 2017 Notes, $3.9 million of unamortized debt issuance costs and debt discount was written-off during the year ended December 31, 2013.

        The Subordinated Term Loan had an initial principal amount of $150.0 million and was scheduled to mature in September 2016. All or a portion of the outstanding balance could be prepaid prior to maturity. Interest was payable-in-kind ("PIK") by capitalizing interest payable to the principal amount outstanding on a monthly basis at LIBOR plus 7.0%, with a LIBOR floor of 3.0%, equating to a minimum effective interest rate of 10.0%. Capitalized PIK interest on the Subordinated Term Loan was $6.9 million and $15.1 million during the years ended December 31, 2012 and 2011, respectively. In connection with the Reorganization in 2009 (Note 1), as required under ASC 852, we recorded the Subordinated Term Loan at fair value, which resulted in a debt discount of $22.5 million that was being amortized as a component of interest expense over the term of the Subordinated Term Loan using the effective interest method. During the years ended December 31, 2012 and 2011, we made prepayments of $2.0 million and $0.2 million, respectively, under the Subordinated Term Loan. In connection with the June 2012 prepayment of the Subordinated Term Loan, $17.0 million of unamortized debt issuance costs and debt discount was written-off during the year ended December 31, 2012. At the time of such prepayment, approximately 58% of the Subordinated Term Loan was held by the Company's two largest shareholders or certain of their affiliates.

        Revolving Credit Arrangements.    During August 2013, the Company entered into a four-year senior unsecured revolving credit facility (the "Revolving Credit Facility"), providing for a revolving line of credit of up to $75.0 million. Amounts outstanding under the Revolving Credit Facility will accrue interest, payable quarterly, at the Company's option, at a rate equal to (i) the Base Rate plus 1.75% or (ii) the Eurodollar rate plus 2.75%. The Base Rate is equal to the highest of: (a) the Federal Funds Rate plus 1/2 of 1%; (b) the one month Eurodollar Rate plus 1.00%; or (c) the rate of interest in effect for such day as publicly announced from time to time by Citibank, N.A. as its "prime rate." Under the Revolving Credit Facility, we must pay, among other things, (i) a commitment fee calculated at a per annum rate equal to 0.50% of the average daily unused portion of the commitment thereunder and (ii) a letter of credit usage fee.

        The $75.0 million commitment under the Revolving Credit Facility is limited by a borrowing base calculation based on certain asset values as set forth in the underlying loan agreement. In addition, a portion of the Revolving Credit Facility (not to exceed $50.0 million) is available for the issuance of letters of credit. The Revolving Credit Facility matures on August 27, 2017 and can be extended based on certain conditions. As of February 27, 2014, there were no amounts drawn on the Revolving Credit Facility or any limitations on our borrowing capacity, leaving the full amount of the credit facility available to us on such date.

        The loan agreement underlying the Revolving Credit Facility contains customary negative covenants, including those limiting the Company's ability to pay cash dividends on its common stock. Additionally, such loan agreement contains a requirement to maintain compliance with certain financial covenants, including: (i) a minimum consolidated interest coverage ratio or minimum liquidity; (ii) a maximum consolidated leverage ratio; and (iii) a minimum consolidated tangible net worth. As of December 31, 2013, the Company was in compliance with all of these covenants.

        During February 2013, WCI Communities, Inc. and WCI Communities, LLC (collectively, the "WCI Parties") entered into a $10.0 million loan with a bank secured by a first mortgage on a parcel of land and related amenity facilities comprising the Pelican Preserve Town Center (the "Town Center") in Fort Myers, Florida. As of December 31, 2013, such collateral had a net book value of $5.5 million. The loan is also secured by the rights to certain fees and charges that the WCI Parties are to receive as the owners of the Town Center. The loan matures in February 2018. During its initial 36 months, the loan is structured as a revolving credit facility (the "Revolver Phase"), convertible to a term loan for the remaining 24 months (the "Term Phase"). During the Revolver Phase, the WCI Parties may borrow and repay advances up to $10.0 million and have the right to issue standby letters of credit up to an aggregate amount of $5.0 million at any time. Each outstanding letter of credit will reduce the availability under the revolving credit facility dollar for dollar. The interest rate during the Revolver Phase is a variable rate per annum equal to the bank's prime rate, as published in the Wall Street Journal, plus 100 basis points, subject to a minimum interest rate floor of 4.0%. The interest rate during the Term Phase will be a fixed rate equal to the ask yield of the corresponding U.S. Treasury Bond for a term of five years, plus 300 basis points, subject to a minimum interest rate floor of 5.0%. During the Revolver Phase, the WCI Parties are required to pay an annual renewal fee and a non-use fee equal to 25 basis points based on the average unfunded portion of the loan. There were no amounts drawn on the secured revolving credit facility as of February 27, 2014; however, $2.0 million of outstanding letters of credit on such date limited the borrowing capacity thereunder to $8.0 million.

        The bank loan agreement governing the secured revolving credit facility contains covenants that, among other things, limit the ability of the WCI Parties to: (i) sell assets related to the Town Center project; (ii) enter into any merger unless WCI Communities, Inc. is the surviving entity; (iii) transfer control or ownership of WCI Communities, LLC; (iv) incur liens on the Town Center property; (v) waive, excuse or postpone the payment of any assessments related to the Town Center property; (vi) amend any agreement materially and adversely affecting the Town Center project; and (vi) amend, terminate, waive any provision of or modify any existing or future lease relating to the Town Center project, in each case, subject to certain exceptions.

        Other.    During the years ended December 31, 2013, 2012 and 2011, the Company recorded $0.2 million, $1.5 million and $1.8 million, respectively, of interest expense related to the amortization of discounts on all of its debt arrangements.

        We have no principal debt maturities until the year ending December 31, 2021, at which time the entire $200.0 million outstanding balance under the 2021 Notes will be due and payable.